

Advancing Antibody Drug Conjugates With Novel Immuno-Oncology Payloads

AKARI
THERAPEUTICS

August 2025
Corporate Overview

NASDAQ: AKTX
akaritx.com

Forward-Looking Statements

This presentation includes expressed or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), about the Akari Therapeutics, Plc (the "Company") that involve risks and uncertainties relating to future events and the future performance of the Company. Actual events or results may differ materially from these forward-looking statements. Words such as "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "future," "opportunity" "will likely result," "target," variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, post-closing operations and the outlook for the Company's business; the Company's targets, plans, objectives or goals for future operations, including those related to its product candidates; financial projections; future economic performance; and the assumptions underlying or relating to such statements. These statements are based on the Company's current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: the risk that the Company may not realize the anticipated benefits of its merger with Peak Bio, Inc. (the "Merger") in the time frame expected, or at all; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the Merger; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business; uncertainties as to the long-term value of the Company's American Depositary Shares ("ADSs") (and the ordinary shares represented thereby), including the dilution caused by the Company's issuance of additional ADSs (and the ordinary shares represented thereby) in connection with the Merger; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of the Company's programs or product candidates; risks related to any loss of the Company's patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for the Company's product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by the Company and/or its collaborators or licensees; the extent to which the results from the research and development programs conducted by the Company, and/or its collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of the Company's product candidates; unexpected breaches or terminations with respect to the Company's material contracts or arrangements; risks related to competition for the Company's product candidates; the Company's ability to successfully develop or commercialize its product candidates; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of the Company's product candidates; the Company's ability to maintain listing of its ADSs on the Nasdaq Capital Market. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this press release.

WE ARE
AKARI THERAPEUTICS

Akari Therapeutics is Focused on Innovating Antibody Drug Conjugates as Immuno-Oncology Therapies for Patients to Be Cancer Free



AKARI
THERAPEUTICS

Corporate Overview

Advancing Next-Generation Antibody Drug Conjugates Designed with Novel Immuno-Oncology Payloads

- Proprietary PH1 spliceosome modulator payload designed to kill tumors and activate immune system
- Potential to outperform current ADC payloads with superior tumor-killing activity and favorable safety profile

Lead Program AKTX-101 (TROP2 PH1 ADC)

- IND/First-in-human regulatory filing in H2 2026
- Initial Focus: bladder, gastric, and lung cancer
- Strong preclinical data showing potent tumor killing
- Payload designed to evade tumor resistance mechanisms
- Payload activates multiple immune effectors

Second Lead Program AKTX-102 (Undisclosed Target)

- Advancing preclinical development towards first-in-class product candidate
- Initial focus: colon, gastric, and lung cancers

AKARI THERAPEUTICS

Akari Is Advancing PH1 Payload In Multiple ADC Programs

PH1 payload is the cornerstone of building an ADC pipeline against wide range of tumors

ADC Programs (All PH1 Payload based)	Indication	Discovery	Preclinical	Clinical	Highlights
AKTX-101 (Trop2 Target)	Bladder, Gastric, and Lung cancers	■■■■■■■■	■■■■■■ ▶		• Ready for IND enabling studies supporting IND/First-in-human regulatory filing in H2 2026
AKTX-102 (Undisclosed Target)	*Colon, Gastric, and Lung cancers*	■■■■■■■■ ▶			• Disclosure of target/key preclinical data Q4 2025

AKARI THERAPEUTICS

Senior Leadership Team Brings Deep Oncology/Biotech Experience



Abizer Gaslightwala, MS, MBA
President,
Chief Executive Officer

25 years in the development and commercialization of novel medicines with extensive experience in Oncology

Jazz Pharmaceuticals
Johnson & Johnson
Pfizer
AMGEN



Torsten Hombeck, PhD
Chief Financial Officer

Seasoned executive with over 20 years of expertise in finance, capital markets and M&A

Cellaïon
ASPIRA WOMEN'S HEALTH
GPC biotech
Beiersdorf
cytonet



Satyajit Mitra, PhD
Executive Director,
Head of Oncology

Scientist with 20 years in advancing novel oncology programs from early preclinical validation and lead selection through pipeline nomination

Peak Bio
USC University of Southern California
pH Pharma
VasGene Vasgene Therapeutics Inc.
OncoMed
Scripps Research



Mark F. Kubik
Head of Business Development – Oncology

25+ years of experience with successful track record of transformative deal creation and productive alliances including ADCs

Athira Pharma
I-MAB Biopharma
MacroGenics
OncoImmune
Seagen
XOMA Royalty
Actinium Pharmaceuticals, Inc.

AKARI THERAPEUTICS

ADCs Continue To Drive Cancer Therapeutic Class With Several Blockbuster Products > $1B sales

Global ADC Market Projected to Surpass >$34B by 2032[1]

However, Current ADC Landscape Continues to Focus on Limited Payloads With Known Limitations

2024 Sales from Approved ADCs

	Product	Toxin Class	2024 Sales
Solid Tumors	TRODELVY (sacituzumab govitecan-hziy)	DNA Damaging Agent	$1.3B
Solid Tumors	ENHERTU (trastuzumab deruxtecan)	DNA Damaging Agent	$3.8B
Solid Tumors	PADCEV (enfortumab vedotin-ejfv)	Microtubule Inhibitor	$1.3B
Solid Tumors	Kadcyla (ado-trastuzumab emtansine)	Microtubule Inhibitor	$2.3B
Liquid Tumors	POLIVY (polatuzumab vedotin-piiq)	Microtubule Inhibitor	$1.3B
Liquid Tumors	ADCETRIS (brentuximab vedotin)	Microtubule Inhibitor	$1.9B

15+ FDA-approved ADCs currently and dozens in late-stage development across solid tumors and hematologic tumors

However, Payload Innovation Is Lacking for New ADCs



2024
46 New ADCs Entered the clinic
Microtubule Inhibitors, 23%
Other DNA Damaging Agents, 10%
Others, 6%
Topoisomerase I Inhibitors, 61%

1. *Antibody drug conjugates market*. Market.us. (2023, November 3). https://market.us/report/antibody-drug-conjugates-market/

AKARI THERAPEUTICS

Efficacy Outcomes Across A Range of Current ADCs Highlight The Need for New ADCs To Improve Response Rates and Durability



ADC Therapies as Monotherapies
(Trop2, Nectin4, Folate Alpha, Tissue Factor)
Topo-1 Inhibitors
≤50%
Respond
~6 Month
Benefit
As measured by
PFS
~50%
Do Not
Respond
Microtubule Inhibitors
~50%
Do Not
Respond
≤50%
Respond
~6 Month
Benefit
As measured by
PFS

The AKARI Opportunity

ADCs with a Novel Payload (spliceosome modulator) That Has The Potential To Drive More Durable and Deeper Responses

1. Overall Response Rates (ORR) and Progression Free Survival (PFS) are generalized and represent an approximate average of these metrics as reported in the prescribing information for TRODELVY, DATROWAY, ELAHERE, PADCEV, and TIVDAK

AKARI THERAPEUTICS

Akari Is Advancing A New Class of ADCs: Immuno-Oncology ADCs Centered Around PH1 Payload

Novel PH1 Payload is a Spliceosome Modulator That Has A Unique Efficacy and Safety Profile to Address Unmet Needs of Current ADCs

Potential Advantages of ADCs with PH1 Payload

Kills Cancer Cells While Activating Immune System

Accumulation of mis-spliced proteins generates neoantigens to activate immune system while killing targeted cancer cells

Synergy With Checkpoint Inhibitors

Preclinical data shows differential immune responses and preclinical anti-tumor response relative to current ADC + Checkpoint Inhibitor combination

Circumvents Traditional Resistance Mechanisms

Current data shows PH1 is resistant to standard efflux transporters that make cancer cells resistant to ADCs

Reduced Off-Target Toxicity

Linker engineered for only intracellular release within cancer cell to mitigate off-target toxicity

AKARI THERAPEUTICS

PH1 payload Uses a 1-2 Punch To Kill Cancer Cells:
(1) Cytotoxicity (2) Immune Activation To Kill Tumor Cells Beyond Those Targeted by ADC



Tumor Microenvironment
Step 1
ADC molecules bind tumor cells based on level of target antigen expression (i.e., Trop2)
Untreated tumor cells are heterogeneous in target antigen expression, ranging from "High" to "Low" to "No"
Cancer cells express cell surface neoantigens at baseline, but these are weakly immunogenic
Step 2
ADC internalization
TUMOR KILLING PROCESSES
Step 3
METHOD 2: Immune mediated Cell Death
PH1 Payload induced neoantigen expression
METHOD 1: Cytotoxic Cell Death
PH1 payload released in the cell disrupting RNA splicing
Step 4
Increased antigenicity in Tumor Microenvironment (TME) causes infiltration and activation of immune cells
Step 5
Epitope spreading primes immune cells against cancer neoantigens on neighboring cancer cells
Cytotoxic killing by AD
Step 6
Activated Immune cells kill cancer cells expressing these cancer neoantigens.
Dead cells release additional neoantigens taken up by antigen presenting cells
Antigen Presenting Cells (APCs) activate additional immune cells, which target and kill more cancer cells
KEY: Cancer Neoantigens Payload induced Neoantigens Intracellular Neoantigens
AKARI THERAPEUTICS

Lead Program AKTX-101 (TROP2 PH1 ADC)

Targeting Trop2 Cancers With Spliceosome Modulator Payload After 1st line ADCs

IND/FIH Regulatory filing targeting H2 2026

Targeting Significant Unmet Need in Bladder Cancer Post Enfortumab Vedotin (PADCEV®)

Large potential opportunities in Gastric and Lung Cancers



AKARI THERAPEUTICS

IND: Investigational New Drug
FIH: First In Human

AKTX-101 Demonstrates Compelling Activity In Difficult Bladder Cancer Model Both As Single Agent and Synergistically with Checkpoint Inhibitors

Superior Anti-Tumor Activity In Combination With IO



hTrop2 Bladder
Tumor Volume (mm³)
3000
2000
1000
0
0 5 10 15 20 25 30 35 40
Days
Vehicle
I/O drug
Trop2 PH1
Combo Trop2 PH1 + I/O drug
1CR

Superior Overall Survival Combination With IO



Kaplan Meier
Probability of Survival
100
75
50
25
0
0 20 40 60 80
Days

Note: Patent pending so full details can be disclosed under CDA

AKARI THERAPEUTICS

We believe AKTX-101 Has Superior Activity Compared To A Marketed ADC, Trodelvy®, Based on Results from Preclinical Models

Higher Rate of Tumor Regression Compared to Trodelvy®, Even with Lower Dose and Drug/Antibody ratio (DAR)



Vehicle
Trodelvy (DAR8) 10mg/kg
Trop2 PH1 (DAR4) 3mg/kg
Tumor Volume (mm³)
0/10 TR
2/10 TR
5/10 TR
End of Study
1500
1000
500
0
0 21 42 63 84 105 126 147 168
Days

At DAR4, TR in 50% of treated mice over a period of ~5 months

Method

NCI-N87 cell xenograft model

Mice dosed IV with ADC or vehicle on day 1 and day 8 post-randomization

At DAR4, Trop2 PH1 induced TR in 50% of treated mice over a period of ~5 months

vs.

At DAR 7.6, Trodelvy induced TR in only 20% of treated mice over a period of ~5 months

Group	TGI ± Std Err (day 20)	p Value vs Trop2 PH1 (DAR4) (day 20)	TGI ± Std Err (Day 41)	p Value vs Trop2 PH1 (DAR4) (day 41)
Trop2 PH1 (DAR 4)	87.7 ± 1.0		90.3 ± 1.8	
Trop2 PH1 (DAR 2)	80.5 ± 1.8	0.00014	78.5 ± 3.2	0.0014
Trodelvy (DAR 7.6)	79.0 ± 2.1	0.000028	83.3 ± 2.4	0.035

AKARI THERAPEUTICS

PH1 Payload Drives Cancer Tumor Regression and Creates Immunological Memory That Prevents Tumor Recurrence

Part 1: Potent Activity of PH1 ADC As Single Agent and With Checkpoint Inhibitor

ADC Treatment and Survival Curves

MC38-hHer2 ADC Doses



Tumor-regressed


Survival
100
80
60
40
20
0
Percent survival
0
21
42
63
84
105
126
147
Days
I/O drug + Tras PH1 7/8
Tras PH1 3/8
Vehicle 1/8
I/O drug 0/8

Rechallenge Regressed Mice Only (7/8 From Combination Arm)

Part 2: PH1 Payload Induces Tumor-Specific Immunological Memory Against Cancer Cells

Rechallenge

MC38-hHer2



Inject 2 Groups of Mice: 1) Tumor Regressed Mice From Part 1 2) Control group that is naive to ADC treatment


MC38-huHer2 challenge
Naive mice
Tumor-regressed mice
500
400
300
200
100
0
Tumor Volume (mm3)
0
4
7
11
14
18
21
Days

Demonstrates PH1 payload creates Immunological Memory That Enables Immune System To Prevent Tumor Growth When Mice is Rechallenged

AKARI THERAPEUTICS

PH1 Payload Designed to Overcome Traditional Resistance Mechanisms Experienced by Currently Approved or in Development ADC Payloads

Method: Normal MES-SA cells & MES-SA cells selected for overexpression of MDR transporter 1/2 exposed *in vitro* to PH1 or anti-tubulin payload MMAE (monomethyl auristatin E), in presence or absence of MDR 1/2 inhibitor elacridar

- MES-SA uterine sarcoma cell line
- MES-SA cells expressing high levels of MDR transporter 1 and 2 which can pump toxins out of cells
- MES-SA cells with high MDR expression + MDR inhibitor elacridar



120
100
80
60
40
20
0
% Live Cells
PH1
0.0001
0.01
1
100
10000
Concentration [nM]

PH1 potency unaffected by overexpression of multidrug resistance (MDR) transporters



120
100
80
60
40
20
0
% Live Cells
MMAE
0.0001
0.01
1
100
10000
Concentration [nM]

200X higher MMAE concentration required to kill cells overexpressing MDRs; inhibition of MDR 1/2 by elacridar restores MMAE potency

AKARI THERAPEUTICS

Trop2 PH1 ADC has Demonstrated Favorable Safety Profile in Non-Human Primate Study

No toxicities such as interstitial lung disease, neutropenia, mucosal inflammation or neuropathies were observed

Tolerated in NHP at doses well above efficacious dose

- DAR_4ADC tolerated at 6mpk Q3W X 3 repeat doses
- DAR_2ADC tolerated at 6mpk Q3W X 3 repeat doses

Mitigatable side-effects that reset to baseline within 2 weeks

- Mild and reversible elevations in liver enzymes
- Mild and reversible reduction in platelets
- Skin rash

Toxicity profile compatible for combination with Checkpoint Inhibitors

- No evidence of lung complications, pneumonitis
- No Colitis or Hypothyroidism

Differentiated safety profile with other Trop ADCs in clinic

- No Neutropenia, Leukopenia or Diarrhea as observed with Trodelvy®
- No ILD or mucosal inflammation was observed with Dato-DXd

AKARI THERAPEUTICS

AKTX-101 Path To IND/FIH Registrational Filing Based on Target Key Milestones*

2025	2026	
4Q	H1	H2
Topline Results of New Preclinical Studies (Lung)	Target Completion of Initial GMP Manufacturing Batches	Expected Final GLP Toxicology /Nonclinical Package Finalize FIH Phase 1 Study Protocol

Expect to Have Future Interactions with FDA Leading Towards Potential IND/First-In-Human Regulatory Filing in H2 2026

AKARI THERAPEUTICS

*Note: timelines contingent on securing manufacturing partner in 2025

Second Lead Program

AKTX-102 (undisclosed target)

Potential Best-in-Class ADC with novel antibody design/target linked to PH1 payload

Expected to disclose target and more details by end of 2025

Advancing rapidly into Preclinical Development

Expanding PH1 payload platform into high-value oncology indications including colon, gastric and lung cancers



AKARI THERAPEUTICS

Early Stage ADC's Continue To See Strong Interest and Deal Flow

Licensee	Licensor	Phase	Asset	Target	Date	Deal Type	Upfront Payment	Total Deal Highlights
EVOPOINT 信诺维 Biosciences	astellas	Phase 2	2 ADCs	CLDN18.2	5/2025	Licensing	**$130M**	$130M upfront + potential $70M in near-term milestones; $1.34B in development, regulatory and commercialization milestones
araris	Johnson&Johnson	Discovery	Undisclosed Research	Undisclosed	4/2025	Collaboration	**Undisclosed**	Research Agreement to develop ADCs
araris	TAIHO PHARMA	3 Preclinical	Acquired	Entire Company	3/2025	Acquisition	**$400M**	$400M upfront + $740M in potential milestones
乐普生物 LEPU BIOPHARMA	ARRIVENT	Preclinical	1 ADC	Undisclosed	1/2025	Licensing	**$47M**	$47M upfront + $1.16B total milestones and royalties
biohaven	Merus	Discovery	3 ADCs	Undisclosed	1/2025	Collaboration	**Undisclosed**	Research collaboration and license agreement to co-develop 3 ADCs
Synaffix	Mitsubishi Tanabe Pharma	Discovery	Undisclosed Research	Undisclosed	1/2025	Licensing	**Undisclosed**	Undisclosed upfront payment licensed.
Synaffix	Boehringer Ingelheim	Discovery	Undisclosed Research	Undisclosed	1/2025	Collaboration	**Undisclosed**	Undisclosed upfront with up to $1.3B in milestones and royalty payments
araris	CHUGAI	Discovery	Undisclosed Research	Undisclosed	1/2025	Collaboration	**Undisclosed**	Undisclosed upfront with up to $780M in milestones and royalty payments
VelaVigo	AVENZO THERAPEUTICS	Preclinical	VAC-103	EGFR x HER3	1/2025	Licensing	**$50M**	$50M upfront for rights outside of China, $1.15B total deal potential + royalties.
DualityBio 映恩生物	AVENZO THERAPEUTICS	Preclinical	AVZO-1418/DB-1418	EGFR/HER3	1/2025	Licensing	**$50M**	$50 million and will be eligible to receive up to approximately $1.15 billion in development, regulatory and commercial milestone payments
WuXi Biologics Global Solution Provider	Adi bioscience	Preclinical	3 ADCs	PTK7-ADC, MUC16-ADC, SEZ6-ADC	12/2024	Licensing	**$44M**	$44M upfront + $265M in development and $540M in commercial milestones, plus single-digit royalty (all 3 assets included)
Synaffix	ELEVATION ONCOLOGY	Preclinical	EO-1022	HER3	12/2024	Licensing	**$368M**	$368 million in upfront and clinical, regulatory, and commercial milestone payments, plus tiered royalties on net sales
DualityBio 映恩生物	GSK	Preclinical	DB-1324	Undisclosed	12/2024	Licensing	**$30M**	$30M upfront, plus pre-option milestones and up to $975M in milestones and tiered royalties on sales
TUBULIS	GILEAD	Preclinical	Alco5 Tech	Undisclosed	12/2024	Licensing	**$20M**	$20M upfront, plus potential for $30M option and up to $415M in milestones and low double-digit royalties

Target Key Value Drivers - 2025

	2025	2026	
	4Q	**H1**	**H2**
AKTX-101	Topline Results of New Preclinical Studies (Lung)	Target Completion of Initial GMP Manufacturing Batches	Expected Final GLP Toxicology / Nonclinical Package Finalize FIH Phase 1 Study Protocol
AKTX-102	Expected to disclose target and more details by end of 2025		

Corporate

Present Data at Upcoming Scientific Conferences

AKARI THERAPEUTICS

*Note: timelines contingent on securing manufacturing partner in 2025

Investment Summary

Antibody Drug Conjugates Designed with Novel Immuno-Oncology Payload, PH1 (spliceosome modulator)

Filling significant gap in ADC payload innovation

- >90% use DNA damaging agents (topo-1 inhibitors, others) or microtubule inhibitors

AKTX-101: Lead TROP2 ADC has clear timeline and milestones to target IND/FIH regulatory filing for initial clinical studies

AKTX-102: Potential best-in-class antibody combined with PH1 payload entering preclinical development

- Large opportunity in colon, gastric and lung cancers, in niches where current ADCs have been limited

Continued deal flow for early-stage ADC programs underscores potential for near-term value creation

AKARI THERAPEUTICS





AKARI THERAPEUTICS

Thank You!

Investor Relations
JTC Team
aktx@jtcir.com
(908) 824-0775

Advancing Antibody Drug Conjugates With Novel Immuno-Oncology Payloads